

Immunic Therapeutics

Third Quarter 2022 Financial Results and Corporate Update

NASDAQ: IMUX | November 3, 2022

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 and the Company's other product candidates to safely and effectively target and treat the diseases mentioned herein; the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; COVID-19 and the armed conflict in Ukraine; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Agenda

Third Quarter 2022 Financial Results and Corporate Update

01 Third Quarter 2022 and Subsequent Highlights

02 Financial and Operating Results

03 Anticipated Clinical Milestones

04 Q&A Session

05 Summary and Highlights

Immunic THERAPEUTICS

01

Third Quarter 2022 and Subsequent Highlights

July: Announced Appointment of Maria Törnsén to Board of Directors



- Industry executive with 20 years of global commercial experience in U.S. and ex-U.S. markets
- Jan Van den Bossche resigned from the Board
- Both effective July 5, 2022

August: Received Notice of Allowance for Composition-of-Matter Patent for IMU-856


PATENTED

- Received Notice of Allowance from the U.S. Patent and Trademark Office for patent application 16/646130, entitled, "Compound Having Cyclic Structure"
- Covers composition-of-matter of IMU-856 and related pharmaceutical compositions
- Expected to provide protection into at least 2038, without accounting for potential Patent Term Extension

Immunic THERAPEUTICS

September: Announced Positive Results from Phase 1 Clinical Trial of IMU-856 in Healthy Human Subjects



- Unblinded safety, tolerability and pharmacokinetic results from the single and multiple ascending dose portions of the phase 1 clinical trial of IMU-856 in healthy human subjects
- IMU-856 showed a **favorable safety, tolerability and pharmacokinetic profile** with no IMP-related serious adverse events.
- IMU-856 was **safe and well-tolerated** in single and 14-day repeated oral dosing in healthy human subjects. No maximum tolerated dose was reached and the investigated doses are expected to exceed the required therapeutic dosing of IMU-856.
- IMU-856 is currently being tested in a third portion of the phase 1 clinical trial in patients with celiac disease – setting the stage for a potential **first-in-class oral celiac disease** therapy.
- IMU-856 may offer **extensive potential** beyond celiac disease in other autoimmune diseases.

Immunic THERAPEUTICS

October: Closed USD 60 Million Private Placement, Extending Cash Runway Into Q4/2024

Summary	▪ Private investment in public equity ("PIPE") financing ▪ Aggregate of 8,696,552 shares of common stock at a price of $4.35 per share, and pre-funded warrants to purchase up to an aggregate of 5,096,552 shares of common stock at a purchase price of $4.34 per pre-funded warrant share with an exercise price of $0.01 per share ▪ **Reflecting a 10% premium** to IMUX's closing price on October 7, 2022 on NASDAQ
Gross / Net Proceeds	▪ **USD 60.0 million / USD 56.4 million**
Participating Investors	▪ Participation from **new and existing institutional investors**
Closing Date	▪ October 12, 2022
Lead Placement Agent / Placement Agent	▪ SVB Securities / Piper Sandler

Immunic THERAPEUTICS

October: Reported Group-Level Interim Data of Phase 1b Clinical Trial of IMU-935 in Moderate-to-Severe Psoriasis



Identifying Therapeutic Activity of IMU-935 in Moderate-to-Severe Psoriasis Patients

- 28-day double-blind, placebo-controlled dose escalation trial to evaluate safety, tolerability, pharmacodynamics, pharmacokinetics and exploratory efficacy of IMU-935 in patients with moderate-to-severe psoriasis
- Initial two dose cohorts of 150 mg QD and 150 mg BID of IMU-935 did not yet achieve clinical proof-of-concept
  - Group-level interim analysis revealed unexpected high placebo rate; two active arms did not separate from placebo at four weeks
  - Overall trial is ongoing and remains blinded
  - Although safety data also remains blinded, administration of IMU-935 and placebo were safe and well-tolerated, no new safety signals observed
  - Immunic expects to continue IMU-935 development in psoriasis and will determine next steps for the program
  - Immunic plans to provide further updates and guidance on potential next steps in Q1/2023

QD: quaque die = once-daily; BID: bis in die = two times daily

02

Financial and Operating Results

Consolidated Statements of Operations
(In thousands, except share and per share amounts, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Operating expenses:				
Research and development	$ 16,537	$ 15,480	$ 50,520	$ 42,737
General and administrative	3,579	2,907	11,641	9,957
4SC Royalty Settlement	—	—	—	17,250
Total operating expenses	20,116	18,387	62,161	69,944
Loss from operations	(20,116)	(18,387)	(62,161)	(69,944)
Other income (expense):				
Interest income	230	10	343	51
Other income (expense), net	(1,338)	(915)	(2,115)	(1,867)
Total other expense	(1,108)	(905)	(1,772)	(1,816)
Net loss	$ (21,224)	$ (19,292)	$ (63,933)	$ (71,760)
Net loss per share, basic and diluted	$ (0.69)	$ (0.76)	$ (2.16)	$ (3.33)
Weighted-average common shares outstanding, basic and diluted	30,564,995	25,320,091	29,655,946	21,559,964

→ $72.8 million in cash and cash equivalents as of September 30, 2022, plus $56.4 million of net cash raised in October 2022 are expected to **fund operations into the fourth quarter of 2024**

Immunic THERAPEUTICS

03

Anticipated Clinical Milestones

Vidofludimus Calcium in Multiple Sclerosis
Straightforward Approval Strategy

Phase 3 ENSURE Program in RMS[1]

- Two identical pivotal trials in RMS patients
- Goal: Low risk clinical program for regulatory approval of vidofludimus calcium
- Dosage: 30 mg vidofludimus calcium QD

Phase 2 CALLIPER Trial in PMS[2]

- Phase 2 trial in PMS patients
- Goal: Demonstrate vidofludimus calcium's potential for neuroprotective activity in a non-relapse setting
- Dosage: 45 mg vidofludimus calcium QD



CALLIPER Interim Analysis H2/2023
CALLIPER Readout End of 2024
ENSURE-1 Readout End of 2025
H2
H1
H2
H1
H2
H1
H2
H1
TODAY
2023
2024
2025
2026

[1] ClinicalTrials.gov: NCT05134441 & NCT05201638; [2] ClinicalTrials.gov: NCT05054140
RMS: relapsing multiple sclerosis; PMS: progressive multiple sclerosis; QD: quaque die = once-daily

Immunic THERAPEUTICS

IMU-856 Phase 1 Clinical Trial



Initial data from the ongoing Part C of the phase 1 clinical trial of IMU-856 in celiac disease patients is expected to be available in 2023.

Immunic THERAPEUTICS

04

Q&A Session

05

Summary and Highlights

Advanced Clinical Pipeline

Three Differentiated Programs in Various Phases of Clinical Development

Program	Target	Indication (bar)	Furthest phase reached by bar	Key Milestones
Vidofludimus Calcium (IMU-838)	DHODH	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials	Phase 3	▪ RMS interim analysis planned after approximately half of the events occurred ▪ ENSURE-1 trial estimated to readout end of 2025, ENSURE-2 soon thereafter
		Progressive Multiple Sclerosis (PMS) – CALLIPER Trial	Phase 2	▪ PMS interim analysis planned after half of the patients completed 24 weeks of treatment (estimated H2/2023) ▪ CALLIPER trial estimated to readout end of 2024
IMU-935	IL-17 / RORγt	Psoriasis	Phase 1	
		Castration-Resistant Prostate Cancer (CRPC)	Phase 1	
IMU-856	Intestinal Barrier Function	Celiac Disease	Phase 1	▪ 2023: initial phase 1b celiac disease data expected

Immunic THERAPEUTICS

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany



Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS